UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 20, 2010

AGILENT TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15405	77-0518772
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5301 Stevens Creek Boulevard, Santa Clara, CA	95051
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (408) 553-2424

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

On July 20, 2010, Agilent Technologies, Inc. (the “Company”) entered into the Fourth and the Fifth Supplemental Indentures to the Indenture, dated as of October 24, 2007, (the “Indenture”) between the Company and U.S. Bank National Association, as trustee (the “Trustee”), in connection with the offer and sale (the “Offering”) of $250,000,000 aggregate principal amount of the Company’s 2.50% Senior Notes, due 2013 (the “2013”Notes) and $500,000,000 aggregate principal amount of the Company’s 5.00% Senior Notes, due 2020 (the “2020 Notes”).  A description of the material terms of the Fourth Supplemental Indenture, the Fifth Supplemental Indenture and the 2013 and 2020 Notes is contained in Item 1.01 to the Company’s current report on Form 8-K filed with the Commission on July 19, 2010.

Such description is a summary and is qualified in its entirety by the Indenture, filed as Exhibit 4.01 to the Company’s Registration Statement on Form S-3 filed on October 24, 2007 (File No. 333-146892) and the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the form of 2013 Notes and the form of 2020 Notes, filed as Exhibit Nos. 4.01, 4.02, 4.03 and 4.04 hereto, respectively, and, in each case, incorporated by reference herein.

Item 8.01.    Other Events.

In connection with the Offering, the Company is filing a legal opinion and consent as Exhibit No. 5.01 and Exhibit No. 23.01, respectively, to this current report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description
4.01	Fourth Supplemental Indenture, dated as of July 20, 2010, between the Company and U.S. Bank National Association
4.02	Fifth Supplemental Indenture, dated as of July 20, 2010, between the Company and U.S. Bank National Association
4.03	Form of Global Note for the Company’s 2.50% Senior Notes due 2013 (contained in Exhibit 4.01)
4.04	Form of Global Note for the Company’s 5.00% Senior Notes due 2020 (contained in Exhibit 4.02)
5.01	Opinion of Fenwick & West LLP
23.01	Consent of Fenwick & West LLP (contained in Exhibit No. 5.01)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGILENT TECHNOLOGIES, INC.

Date: July 20, 2010	By:	/s/ Stephen D. Williams
Stephen D. Williams Vice President, Assistant General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
4.01	Fourth Supplemental Indenture, dated as of July 20, 2010, between the Company and U.S. Bank National Association
4.02	Fifth Supplemental Indenture, dated as of July 20, 2010, between the Company and U.S. Bank National Association
4.03	Form of Global Note for the Company’s 2.50% Senior Notes due 2013 (contained in Exhibit 4.01)
4.04	Form of Global Note for the Company’s 5.00% Senior Notes due 2020 (contained in Exhibit 4.02)
5.01	Opinion of Fenwick & West LLP
23.01	Consent of Fenwick & West LLP (contained in Exhibit No. 5.01)